CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit 10.35

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

Execution Version

CHANGE ORDER NO. 02

UNDER THE AMENDED AND RESTATED PURCHASE ORDER CONTRACT

FOR THE SALE OF LIQUEFACTION TRAIN SYSTEM

February 25, 2022

Reference is made to the Amended and Restated Purchase Order Contract for the Sale of Liquefaction Train System, dated as of January 19, 2022 (as amended, the “Agreement”), by and between Venture Global Plaquemines LNG, LLC, a Delaware limited liability company (“Buyer”) and Baker Hughes Energy Services LLC, a Delaware limited liability company (“Seller”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, including any adjustment to the Contract Price and/or the Project Schedule set forth herein, as applicable, has been agreed upon by the Parties in accordance with Clause 24 of Appendix A (General Terms & Conditions) of the Agreement, and is considered an amendment to the Agreement. Except to the extent as may be specifically described in this Change Order, the changes set forth herein do not relieve Seller of any of its responsibilities described in the Agreement.

Once this Change Order is executed by both Parties, and except to the extent set forth herein, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the change(s) described herein, and shall be deemed to compensate Seller fully for all such effects.

SCOPE:

This change order modifies Appendix A (General Terms & Conditions) of the Agreement, as follows:

Clause 6.7 of Appendix A (General Terms & Conditions) of the Agreement is hereby deleted the in its entirety and the following is inserted in its place:

“6.7 Delivery Bonus

“If Seller delivers a Liquefaction Train to Buyer at the Delivery Point (i) in respect of the first [***] Liquefaction Trains on or before the date that is [***] prior to the relevant Delivery Date for such Liquefaction Train in the Project Schedule, then Buyer shall pay to Seller an amount equal to [***] for each such Liquefaction Train delivered to the Delivery Point prior to the Delivery Date provided for such Liquefaction Train, and (ii) in respect of the subsequent [***] Liquefaction Trains on or before the date that is [***], then Buyer shall pay to Seller an amount equal to [***] for each such Liquefaction Train delivered to the Delivery Point prior to the Delivery Date provided for such Liquefaction Train, each of which amounts shall upon payment by Buyer be treated as an increase to the Contract Price for the purposes of the Agreement; provided, that in no event shall the total aggregate amount of all bonus amounts paid by Buyer under this Clause 6.7 exceed [***]. For the purposes of this

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

Clause 6.7 only, Seller shall be deemed to have delivered any Liquefaction Train described in this Clause 6.7 that is delivered to Buyer at the Delivery Point on or before the date that is at least [***] (with respect to the first [***] Liquefaction Trains) or [***] (in respect of the subsequent [***] Liquefaction Trains), as applicable, in each case prior to the relevant Delivery Date for such Liquefaction Train in the Project Schedule notwithstanding that certain minor items forming a part of the Liquefaction Train have not been delivered to Buyer at the Delivery Point by such date; provided that (i) the Lender’s Engineer has confirmed to Buyer in writing (upon Buyer’s request) that the absence of such minor items would not reasonably be expected to adversely impact the project schedule for testing, commissioning, safety or operability of such Liquefaction Train and (ii) all such minor items are delivered to Buyer at the Delivery Point not later than the relevant Delivery Date for such Liquefaction Train in the Project Schedule or such other date as mutually agreed by the Parties in writing. Amounts earned by Seller pursuant to this Clause 6.7 shall be due and payable by Buyer to Seller upon the completion of delivery by Seller of all Components (as such term is defined in the PIS Purchase Order) of the power island system in accordance with the PIS Purchase Order.”

CONTRACT PRICE

This Change Order has no impact on the Contract Price.

Attached as Exhibit A to this Change Order is a revised version of Appendix B (Pricing; Payment Terms & Cancellation Schedule), which supersedes and replaces the existing Appendix B (Pricing; Payment Terms & Cancellation Schedule) in its entirety.

PROJECT SCHEDULE:

This Change Order has no impact on the Project Schedule or the Milestone Dates.

Notwithstanding anything to the contrary contained herein, this Change Order shall not be construed as the FNTP under Clause 6.6 of Appendix A (General Terms & Conditions) of the Agreement.

Seller waives any and all rights to claim any payment or any relief for time for the performance of its obligations for the performance of the scope of the changes that are set forth under this Change Order. This Change Order constitutes compensation in full for Seller for all delays to the Project Schedule related thereto, and for performance of the changes within the time stated. Notwithstanding, such adjusted Contract Prices does not include any Buyer Taxes which will be added to such Contract Price in accordance with and subject to the terms of the Agreement.

All other terms and conditions of the Agreement remain unchanged and in effect unless specifically modified herein.

[Signature Page Follows.]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Agreed pursuant to the Agreement by: Baker Hughes Energy Services LLC		Venture Global Plaquemines LNG, LLC

By:	/s/ Marco Caccavale	By:	/s/ Keith Larson
Name:	Marco Caccavale	Name:	Keith Larson
Title:	Vice President, TPS Sales	Title:	Secretary

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit A

[See attached.]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

APPENDIX B

PRICING, PAYMENT TERMS & CANCELLATION SCHEDULE

Seller shall not issue more than one (1) invoice (or, following the assignment of the Agreement to the EPC Contractor, two (2) invoices) in any calendar month during the term of the Agreement; provided that Seller may issue two (2) invoices in November 2021 in connection with LNTP Payment Milestones.

Seller shall not be entitled to invoice for a Payment Milestone until such Payment Milestone has been completed, such invoice shall include reasonable documentation of such completion of the Payment Milestone, including the documentation identified in the Payment Milestone Notes below and as may be further defined between Buyer and Seller during the kickoff meeting. Invoices shall include an affidavit setting forth the amounts paid by Seller to any “Major Subcontractors” under the Agreement in a form reasonably acceptable to Buyer and the Lenders.

In addition to the amounts shown in the Payment Milestone in Section I.B., below, Seller shall be permitted to invoice Buyer for the fixed fee of [***] as provided in Clause 7.1 of Appendix A of the Agreement in equal monthly installments in the amount of [***] during the first [***] of the Payment Schedule following the issuance of FNTP.

The Transportation Costs as defined in Clause 7.1 of Appendix A shall not be included in the Aggregate Payment Milestone Cap. Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice for the Transportation Fixed Fee and the Transportation Costs.

Transportation Costs shall be documented by Seller providing to Buyer unredacted copies of purchase orders and other available documentation. Copies of invoices shall be provided as part of the monthly invoice for individual purchase orders or Transportation Costs with a value in excess of [***]. In all other cases, Facility-specific ERP system reports in Excel format will be submitted with the applicable monthly invoice. Transportation Costs shall be certified by the Project Director as part of the applicable monthly invoice.

Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice with respect to any Plaquemines Parish sales and use taxes that constitute Buyer Taxes. Any such Plaquemines Parish sales and use taxes shall be documented by Seller providing the list, value, and delivery date of the delivered equipment.

Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice with respect to the Spare Parts. Spare Parts shall be documented by the Seller providing the list of the delivered spare parts and/or other available documentation to the Seller.

Buyer shall have the right to audit all documentation pertaining to Transportation Costs and taxes on reasonable prior notice to Seller and during normal business hours in order to confirm the accuracy and completeness thereof.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

I.	Payment Milestones:

A.	Payment Milestones after Buyer’s issuance of LNTP shall be as indicated in the table below.

Type	Milestone N°	Payment Milestone Description	Amount (USD)
[***]	1	[***]	[***]
[***]	L1	[***]	[***]
[***]	2	[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

Type	Milestone N°	Payment Milestone Description	Amount (USD)
[***]	3A	[***]	[***]
[***]	3B	[***]	[***]
[***]	L2	[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

Type	Milestone N°	Payment Milestone Description	Amount (USD)
[***]	4	[***]	[***]
[***]	4B	[***]	[***]
[***]	5	[***]	[***]
[***]	6	[***]	[***]

B.

Payment Milestones after Buyer’s issuance of FNTP shall be as indicated in the table below. The “Fixed” Payment Milestones (as indicated below) are one-time events. The “By Train” Payment Milestones (as indicated below) shall occur for each Liquefaction Train.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

Type	Milestone N°	Milestone Description	Amount (USD)
[***]	1	[***]	[***]
[***]	L1	[***]	[***]
[***]	2	[***]	[***]
[***]	3A	[***]	[***]
[***]	3B	[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

Type	Milestone N°	Milestone Description	Amount (USD)
[***]	L2	[***]	[***]
[***]	4	[***]	[***]
[***]	4B	[***]	[***]
[***]	5	[***]	[***]
[***]	6	[***]	[***]
[***]	7	[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

Type	Milestone N°	Milestone Description	Amount (USD)
[***]	7A	[***]	[***]
[***]	8	[***]	[***]
[***]	9	[***]	[***]
[***]	10	[***]	[***]
[***]	11	[***]	[***]
[***]	12	[***]	[***]
[***]	13	[***]	[***]
[***]	14	[***]	[***]
[***]	15	[***]	[***]
[***]	16	[***]	[***]
[***]	17	[***]	[***]
[***]	18	[***]	[***]
[***]	19	[***]	[***]
[***]	20	[***]	[***]
[***]	21	[***]	[***]
[***]	22	[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

Type	Milestone N°	Milestone Description	Amount (USD)
[***]	23	[***]	[***]
[***]	24	[***]	[***]
[***]	25	[***]	[***]
[***]	26	[***]	[***]
[***]	27	[***]	[***]
[***]	28	[***]	[***]
[***]	29	[***]	[***]
[***]	30	[***]	[***]

Payment Milestone Notes
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

Payment Milestone Notes
6	[***]
7	[***]
8	[***]
9	[***]
10	[***]
11	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

Payment Milestone Notes
12	[***]
13	[***]
14	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

II.	Aggregate Payment Milestone Cap:

The aggregate amount of all Payment Milestones invoiced by Seller as of each month, including all invoices submitted to Buyer in prior months, shall not exceed the amount of the Aggregate Payment Milestone Cap shown in tables below for such month. For the avoidance of doubt, the Aggregate Payment Milestone Cap shall be inclusive of the LNTP Advance.

A.	[***]

Month after Issuance of LNTP	Aggregate Payment Milestone Cap (by month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

B.	[***]

Month after Issuance of LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

Month after Issuance of LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

Month after Issuance of LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

III.	Termination Fee:

In the event of termination for convenience by Buyer pursuant to Clause 29.1 of Appendix A or a termination by Buyer or Seller, as applicable, if there is no mutual agreement on extending the time for issuance of FNTP pursuant to Clause 6.6 of Appendix A, then the Termination Fee, if any, payable by Buyer shall be determined as follows:

[***]

where:

[***]

Months after issuance of LNTP or issuance of a Suspension Notice, as Applicable	Maximum Termination Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

3.

If FNTP is issued prior to the termination of the Agreement, the Maximum Termination Fee shall be as follows; provided, however, that if FNTP is issued less than [***] after the issuance of LNTP, in either case, the Maximum Termination Fee set forth in the first [***] in the table below shall be increased by [***].

Months after issuance of LNTP or FNTP or issuance of a Suspension Notice, as applicable	Maximum Termination Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

Months after issuance of LNTP or FNTP or issuance of a Suspension Notice, as applicable	Maximum Termination Fee
[***]	[***]
[***]	[***]
[***]	[***]

4.	For the avoidance of doubt, any Termination Fee shall be inclusive of the LNTP Advance.